UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 2, 2023

MEDAVAIL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36533	90-0772394
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
4720 East Cotton Gin Loop, Suite 220,
Phoenix, Arizona
85040
(Address of principal executive office) (Zip Code)
(905) 812-0023
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	MDVL	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Change in Registrant’s Certifying Accountant.

On May 2, 2023, Baker Tilly US, LLP (“Baker Tilly”), the independent registered public accounting firm to MedAvail Holdings, Inc. (the “Company”), informed the Audit Committee of the Company's Board of Directors of its decision to resign as auditors of the Company, effective immediately following the filing of the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2023.

The audit report of Baker Tilly on the Company’s financial statements for the year ended December 31, 2022 did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the year ended December 31, 2022, and the subsequent interim period through May 8, 2023, there were no: (1) disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with Baker Tilly on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Baker Tilly, would have caused Baker Tilly to make reference thereto in its report on the financial statements for such year; or (2) reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Company delivered a copy of this Current Report on Form 8-K to Baker Tilly and requested a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made in this Item. Baker Tilly responded with a letter dated May 8, 2023, a copy of which is filed as Exhibit 16.1 to this report, stating that Baker Tilly agrees with the statements set forth in this Item.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits

Exhibit No.	Description
16.1	Letter to the Securities and Exchange Commission from Baker Tilly US, LLP, dated May 8, 2023

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MEDAVAIL HOLDINGS, INC.

Date: May 8, 2023	By:	/s/ Ramona Seabaugh
Ramona Seabaugh Chief Financial Officer